SUPPLEMENT TO

CALVERT GLOBAL EQUITY INCOME FUND

Calvert Equity Funds Prospectus (Class A, C and Y)
dated April 30, 2015, as revised October 1, 2015

Calvert Equity Funds Prospectus (Class I)
dated October 1, 2015

Calvert Global Equity Income Fund Summary Prospectus (Class A, C and Y)
dated April 30, 2015, as revised November 4, 2015

Calvert Global Equity Income Fund Summary Prospectus (Class I)
dated April 30, 2015, as revised November 4, 2015

Date of Supplement: March 3, 2016

The Board of Trustees of Calvert SAGE Fund (the “Board”) has approved a resolution to reorganize Calvert Global Equity Income Fund into Calvert Equity Portfolio (the “Reorganization”).

Calvert Global Equity Income Fund is a series of Calvert SAGE Fund and Calvert Equity Portfolio is a series of Calvert Social Investment Fund.

The Board has recommended approval of the Reorganization by shareholders of Calvert Global Equity Income Fund. In April 2016, a Prospectus/Proxy Statement will be mailed to Calvert Global Equity Income Fund shareholders as of the record date specified therein. The Prospectus/Proxy Statement will contain additional information about the Reorganization and voting instructions. If the Reorganization is approved by the shareholders of Calvert Global Equity Income Fund it will be merged into the Calvert Equity Portfolio on or about June 24, 2016. If you continue to hold Calvert Global Equity Income Fund shares at the time the Reorganization is consummated, those shares will be replaced by shares of the Calvert Equity Portfolio, and thereafter the value of those shares will depend on the performance of the Calvert Equity Portfolio rather than the Calvert Global Equity Income Fund. The number of Calvert Equity Portfolio shares you receive will depend on the value of your Calvert Global Equity Income Fund shares at the time the Reorganization takes place.

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